UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2021

BLACKSTAR ENTERPRISE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55730	27-1120628
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Arapahoe Ave., Suite 100

Boulder, CO  80303

(Address of Principal Executive Offices)

(303) 500-3210

(Registrant's Telephone Number, Including Area Code)

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company /X/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

1

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2021, BlackStar Enterprise Group, Inc. (the “Company” or “we”) and SE Holdings, LLC (“Holder”) entered into convertible promissory note totaling $220,000 (“Note,” Exhibit 10.1), a Securities Purchase Agreement (“SPA”) (Exhibit 10.2), and an Instruction Letter for the Transfer Agent (“TA Letter”, Exhibit 10.3) (altogether, the “Transaction Documents”).

The Company executed the 10% convertible promissory note of the Company with Holder, in the principal amount of $220,000, with an original issue discount of $20,000, such that the purchase price is $200,000, upon the terms and subject to the limitations and conditions set forth in such Note. The Note is attached as Exhibit 10.1. The Holder may convert the outstanding unpaid principal amount of the Note into restricted shares of Common Stock of the Company at a discount of 50% of the average of three lowest trading prices of the common stock for the twenty (20) prior trading days. The Company has initially reserved out of its authorized Common Stock 44,000,000 shares of Common Stock for conversion pursuant to the Note, as evidenced by the Transfer Agent Letter attached as Exhibit 10.3.

The Note, bearing an interest rate of 10%, dated January 26, 2021, for $220,000, with an original issue discount of $20,000, such that the purchase price is $200,000, matures on January 26, 2022. The Note and SPA were closed on January 28, 2021 and the Company received $177,500 on January 28, 2021, with $20,000 in Original Issue Discount, $7,500 being retained by the Holder to cover legal and due diligence fees, and $15,000 being paid to Carter Terry & Company as a commission. The Note additionally bears an interest rate of 24% per annum in the Event of Default. Specific penalties for breaches of various clauses are outlined below.

Clause breached if:	Penalty:
The Company shall not deliver to the Holder the Common Stock within 3 business days of receipt of Notice of Conversion	$250 per day the shares are not issued beginning on the 4th day after the conversion notice. Increases to $500 per day beginning on the 10th day.
The Company shall lose the “bid” price for its stock and a market	An increase of the outstanding principal amounts by 20%.
The Company shall have its Common Stock delisted from an exchange or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its 1934 act reports with the SEC.	Outstanding principal due under this Note shall increase by 50%.
The Note is not paid at maturity.	The outstanding principal balance under the Note shall increase by 10%.
The Company shall not be “current” in its filings with the SEC.	Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

Additionally, at Holder’s election, if the Company fails for any reason to deliver to the Holder the conversion shares by the 3rd business day following the delivery of a Notice of Conversion to the Company and if the Holder incurs a Failure to Deliver Loss, then at any time the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole as follows: Failure to Deliver Loss = [(Highest VWAP price for the 30 trading days on or after the day of exercise) x (Number of conversion shares)]. The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third (3rd) business day from the time of the Holder’s written notice to the Company.

The Company may prepay the Note in whole or in part at any time, up to 180 days after funding, by paying the principal amount to be prepaid together with premium interest thereon to the date of prepayment (120% within 60 days; 130% 61-120 days; 140% 121-180 days). After 180 days, Company may not prepay any amount.

2

The Holder shall not be entitled to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company (which may be increased up to 9.9% upon 60 days’ prior written notice by the Holder).

Additionally, the Company has issued 2,666,666 returnable shares to Holder. In the event that, upon the 6th monthly anniversary of the Issuance Date of the Note, the Company has not effected a resale registration statement under which no less than 13,000,000 shares of Common Stock have been registered for conversion of the Note or if, on the 6th monthly anniversary of the Issuance Date there is an outstanding balance on the Note, then the Note shall be convertible into shares of Common Stock at the closing bid price of the Common Stock for the trading day ending immediately prior to the date of a delivery of a Notice of Conversion, the outstanding principal balance shall be increased by fifteen percent (15%), and the Holder shall retain the 2,666,666 shares.

Securities Purchase Agreements:

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Transfer Agent Instruction Letters:

Until the Company’s obligations under the Notes is paid and performed in full, the Transfer Agent of the Company is authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than 44,000,000 shares for issuance upon partial or full conversion of the Note, in accordance with the terms thereof, and the Transfer Agent shall immediately add shares of Common Stock to the reserved shares as and when requested by Company or Holder in writing from time to time, so long as there are sufficient authorized and unissued shares of the Company not otherwise reserved available to do so.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

3

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holder executed the Securities Purchase Agreement (“SPA”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA outlines the purchase of the Note (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note
10.2	Securities Purchase Agreement
10.3	Transfer Agent Instruction Letter

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLACKSTAR ENTERPRISE GROUP, INC.

By: /s/ Joseph Kurczodyna

__________________________

      Joseph Kurczodyna, Chief Financial Officer

Date: February 4, 2021

5